UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — November 12, 2013 (November 12, 2013)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, New York, New York 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.          Other Events.

Restatement of Certain Financial Data

The Company is also filing this Current Report on Form 8-K to update certain items in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“2012 Form 10-K”). During the third quarter of 2013, the Company discontinued an operating subsidiary and an operating division.

All periods presented have been restated to reflect the discontinued operations. See Note 10 to the consolidated financial statements filed herein.

The following items of the 2012 Form 10-K are being restated to reflect these discontinued operations:

1.	Part II, Item 6	Selected Financial Data

2.	Part II, Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations

3.	Part II, Item 8	Financial Statements and Supplementary Data

No items included in the 2012 Form 10-K other than those identified above are being restated or otherwise revised in this filing. The above sections, as updated retrospectively, are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K and the Company’s quarterly reports on Form 10-Q for each of the three months ended March 31, 2013, June 30, 2013 and September 30, 2013 and other filings with the Securities and Exchange Commission (“SEC”). Information included in the 2012 Form 10-K is generally stated based on information available to the Company as of the date of the filing of the 2012 Form 10-K, and this filing does not reflect any subsequent information or events other than the discontinued operations described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends that subsequently occurred or became known to the Company. More current information is contained in the Company’s quarterly reports on Form 10-Q for each of the three months ended March 31, 2013, June 30, 2013 and September 30, 2013 and other filings with the SEC.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of BDO USA, LLP

99.1	2012 Annual Report

Part II, Item 6 - Selected Financial Data

Part II, Item 7- Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8- Financial Statements and Supplementary Data

101	XBRL (eXtensible Business Reporting Language)- The following materials from MDC Partners Inc.’s restated financial information for the fiscal year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations, (ii) Statement of Comprehensive Loss, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows and (v) Consolidated Statements of Shareholders’ Equity.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 12, 2013	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Name: Mitchell Gendel
Title: General Counsel & Corporate Secretary